APRIL 11, 2006

              SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                 ---------------

                          DWS Strategic Income Fund

The following supplements "The Fund's Main Investment Strategy."

Part of the fund's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer a more efficient means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives to shift investment weightings among global bond and currency markets in an effort to capture short- and medium-term market movements. The fund uses these techniques to generate income and enhance returns.






               Please Retain This Supplement for Future Reference







                                                                     [Logo]DWS
                                                                       SCUDDER
April 11, 2006                                             Deutsche Bank Group